UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2021

ROMAN DBDR TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39687	85-2749902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2877 Paradise Rd. #702 Las Vegas, NV 89109	89109
(Address of principal executive offices)	(Zip Code)

(650) 618-2524

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	DBDRU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	DBDR	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DBDRW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 23, 2021, Roman DBDR Tech Acquisition Corp., a Delaware corporation (“Roman DBDR” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of least 23,647,288 shares (81.70%) of Roman DBDR’s issued and outstanding common stock held of record as of November 1, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Of these 23,647,288 shares of common stock, 17,858,288 were Class A Common Stock, par value $0.0001 per share, of Roman DBDR (“Roman DBDR Class A Common Stock”) and 5,789,000 were Class B Common Stock, par value $0.0001 per share, of Roman DBDR (“Roman DBDR Class B Common Stock”). Roman DBDR’s stockholders voted on the following proposals at the Special Meeting, which were set forth in the definitive proxy statement for the Special Meeting that was filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2021, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal. To approve the Agreement and Plan of Merger, dated as of April 19, 2021 and amended as of May 25, 2021, or the “Merger Agreement”, by and among Roman DBDR, CompoSecure Holdings, L.L.C., (“CompoSecure”), Roman Parent Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Roman DBDR (the “Merger Sub”) and LLR Equity Partners IV, L.P., a Delaware limited partnership (“Member Representative”), and the transactions contemplated thereby, (collectively referred to as the “Business Combination”):

Votes For	Votes Against	Abstentions
22,588,266	1,044,162	14,860

2.	The Nasdaq Stock Issuance Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635 (each, a “Nasdaq Listing Rule”), (a) the issuance of up to 49,195,000 (assuming no redemption) or 63,919,627 (assuming maximum redemption) of newly issued shares of Roman DBDR Class B Common Stock in the Business Combination, (b) the issuance and sale of 4,500,000 newly issued shares of Roman DBDR Class A Common Stock in a private placement concurrent with the Business Combination (the “Common PIPE Investment”), (c) shares of Class A Common Stock at a conversion price of $11.50 per share upon conversion of the Exchangeable Notes pursuant to the Note Subscription Agreements, (d) up to 7.5 million newly issued shares of Common Stock as Earnout Consideration to the CompoSecure equity-holders, if earned, and (e) the reservation of up to 9,182,223 shares of Class A Common Stock to be authorized for issuance under the 2021 Equity Incentive Plan:

Votes For	Votes Against	Abstentions
22,587,966	1,044,472	14,850

3.	The Governing Documents Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, a proposed second amended and restated certificate of incorporation (the “Proposed Charter”), which will amend and restate the current Amended and Restated Certificate of Incorporate of Roman DBDR, dated November 5, 2020 (the “Current Charter”) and a proposed second amended and restated bylaws (the “Proposed Bylaws”), which will amend and restated the current bylaws (the “Current Bylaws”), which Proposed Charter and Proposed Bylaws will be in effect upon the closing of the Business Combination (the “Closing”):

Votes For	Votes Against	Abstentions
22,588,255	1,044,162	14,871

4.	The Advisory Charter Proposals. To adopt proposals to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as seven separate sub-proposals:

(a)	Advisory Charter Proposal A – To increase the authorized shares of Class A Common Stock to 250,000,000 shares:

Votes For	Votes Against	Abstentions
22,587,135	1,045,282	14,871

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(b)	Advisory Charter Proposal B – To increase the authorized shares of “blank check” preferred stock that the Combined Entity’s board of directors could issue to raise capital and/or to discourage a takeover attempt to 10,000,000 shares:

Votes For	Votes Against	Abstentions
22,176,534	1,455,883	14,871

(c)	Advisory Charter Proposal C – To provide that amendments to provisions of the Proposed Charter will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment:

Votes For	Votes Against	Abstentions
22,588,255	1,044,162	14,871

(d)	Advisory Charter Proposal D – To provide holders of any then outstanding Preferred Stock the right, voting separately by class or series, to elect one or more directors:

Votes For	Votes Against	Abstentions
22,066,754	1,455,663	124,871

(e)	Advisory Charter Proposal E – To limit action required or permitted to be taken by the stockholders of the Combined Entity only to annual meetings or special meetings by eliminating the right for actions to be taken by written consent:

Votes For	Votes Against	Abstentions
22,066,634	1,455,783	124,871

(f)	Advisory Charter Proposal F – (i) To change the corporate name from “Roman DBDR Tech Acquisition Corp.” to “CompoSecure, Inc.”, (ii) to make the Combined Entity’s corporate existence perpetual as opposed to Roman DBDR’s corporate existence, which is presently required to be dissolved and liquidated 18 months following the closing of its initial public offering and to remove from the Proposed Charter the various provisions applicable only to specified purpose acquisition corporations contained in the Current Charter, (iii) to remove Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act, (iv) to opt-out of certain provisions of Section 203 of the DGCL, and (v) to eliminate certain provisions specific to Roman DBDR’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination:

Votes For	Votes Against	Abstentions
22,588,265	1,044,162	14,861

(g)	Advisory Charter Proposal G – To provide that any amendment by stockholders to the Proposed By-laws will require the approval of at least a majority of the Combined Entity’s then outstanding shares of capital stock entitled to vote such amendment:

Votes For	Votes Against	Abstentions
22,588,255	1,044,162	14,871

5.	The Director Election Proposal. To elect, assuming the Business Combination Proposal is approved and adopted, seven directors to serve staggered terms on the Combined Entity’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified:

Votes For	Votes Against	Abstentions
22,588,255	1,044,162	14,871

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6.	The Equity Incentive Plan Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Equity Incentive Plan (the “Equity Incentive Plan”), which will become effective the day prior to the Closing:

Votes For	Votes Against	Abstentions
22,571,738	1,060,180	15,370

7.	The Employee Stock Purchase Plan Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Employee Stock Purchase Plan (the “ESPP”), which will become effective the day prior to the Closing:

Votes For	Votes Against	Abstentions
22,737,138	894,780	15,370

8.	The Adjournment Proposal. To approve a proposal to adjourn or postpone the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal or the ESPP Proposal, or we determine that one or more of the closing conditions under the Business Combination is not satisfied or waived:

Votes For	Votes Against	Abstentions
22,572,898	1,059,520	14,870

Item 8.01 Other Events

On December 23, 2021, Roman DBDR and CompoSecure issued a press release announcing that Roman DBDR’s stockholders approved the Business Combination and the other proposals presented at the Special Meeting. This press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

[Signature Page Follows]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: December 23, 2021	ROMAN DBDR TECH ACQUISITION CORP.

	By:	/s/ Donald G. Basile
Dr. Donald G. Basile
Co-Chief Executive Officer

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